 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2005

LARGO VISTA GROUP, LTD.

(Exact name of registrant as specified in its charter)

Nevada	000-30426	76-0434-540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4570 Campus Drive, Newport Beach, CA	92692
(Address of Principal Executive Officers)	(Zip Code)

Registrant's telephone number, including area code: 949-252-2180

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On March 21, 2005, Largo Vista Group, Ltd. (the “Company”) announced that it had agreed in principal with Shanghai Offshore Oil Group (HK) Co., Ltd. (“Shanghai Oil”) to provide petrochemicals from Russia to end-users in China. A copy of this press release is attached as Exhibit 99.1.

On March 28, 2005, the Company announced that it had signed a definitive agreement with Shanghai Oil to provide fuel oil from Russia to end-users in China beginning in May of 2005 for a period of thirty-seven (37) months. A copy of that press release is attached as Exhibit 99.2.

A copy of the definitive agreement is will be attached to the Company’s Form 10-KSB to be filed on or before April 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2005

Largo Vista Group, Ltd.

By: /s/Deng Shan
------------------------------------
  Deng Shan
   CEO

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated March 21, 2005

99.2	Press Release dated March 28, 2005